Third Quarter 2023 Financial Results & Business Update October 25, 2023 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: Alkermes plc’s (the “Company”) expectations concerning its future financial, commercial and operating performance, business plans or prospects; the Company’s expectations regarding the timing of the planned separation of its oncology business; the potential therapeutic and commercial value of ALKS 2680 for the treatment of narcolepsy; and the Company’s expectations regarding plans and timelines for further clinical development activities for ALKS 2680, including study design and dose selection. The Company cautions that forward-looking statements are inherently uncertain. The forward-looking statements contained in this presentation are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the Company may not ultimately separate its oncology business during 2023 or at all; unanticipated developments, costs or difficulties may delay or otherwise negatively affect the planned separation of the Company’s oncology business; the unfavorable outcome of arbitration or litigation, including so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the Company’s products or products using the Company’s proprietary technologies; clinical development activities may not be completed on time or at all; the results of the Company’s development activities, including those related to ALKS 2680, may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; potential changes in the cost, scope, design or duration of the Company’s development activities, including the ALKS 2680 development program; the U.S. Food and Drug Administration (“FDA”) or other regulatory authorities may not agree with the Company’s regulatory approval strategies or components of the Company’s marketing applications and may make adverse decisions regarding the Company’s products; the Company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the Company’s products or an increase in the Company’s financial obligations to government payers; the Company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the Company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including non-GAAP net income and non-GAAP earnings per share. The Company provides these non-GAAP financial measures of the Company’s performance to investors because management believes that these non-GAAP financial measures, when viewed with the Company’s results under GAAP and the accompanying reconciliations, are useful in identifying underlying trends in ongoing operations. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent reasonably determinable, can be found in the Appendix of this presentation. Note Regarding Trademarks: The Company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® , LYBALVI® and VIVITROL®. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Q3 2023 Financial Performance

In millions Q3 2023 Financial Results Summary Total Revenue* In millions GAAP Net Income (Loss) In millions Non-GAAP Net Income** *Reflects reinstatement of certain U.S. royalties following the successful outcome of the Company’s arbitration with Janssen Pharmaceutica N.V., a subsidiary of Johnson & Johnson (“Janssen”), announced in June 2023. **Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix of this presentation.

Q3 2023 Revenue Summary Amounts in the table above may not sum due to rounding. *Inclusive of ARISTADA INITIO® †LYBALVI was commercially launched in October 2021. **Reflects reinstatement of certain U.S. royalties following the successful outcome of the Company’s arbitration with Janssen announced in June 2023. In millions, except % Q3’23 Q3’22 ∆ Q3’23 vs. Q3’22 Total Proprietary Net Sales $231.8 $199.4 16% VIVITROL® $99.3 $96.5 3% ARISTADA®* $81.8 $75.7 8% LYBALVI®† $50.7 $27.1 87% Manufacturing & Royalty Revenue** $149.1 $52.9 182% Research & Development Revenue $0.0 $0.0 - Total Revenue** $380.9 $252.4 51%

Alkermes: 2023 Financial Expectations[1]

(in millions, except per share amounts)	Financial Expectations for Year Ending Dec. 31, 2023
Total Revenues	**$1,550 – $1,680**
COGS	$230 – $250
R&D Expense	$370 – $400
SG&A Expense	$695 – $725
Amortization of Intangible Assets	~$35
Interest Expense, net	$5 – $10
Income Tax Benefit	$5 – $10
GAAP Net Income	**$225 – $265**
GAAP Earnings Per Share (Diluted)	**$1.31 – $1.54**
Non-GAAP Net Income‡	**$230 – $270**
Non-GAAP Earnings Per Share (Diluted)‡	**$1.34 – $1.57**

The Company's 2023 financial expectations continue to reflect Alkermes' combined neuroscience and oncology business for the full year. The Company continues to work toward the planned separation of its oncology business, which it expects to complete in November 2023.

Total Revenues Breakdown:

- Expected net sales of proprietary products:
  - VIVITROL® net sales of $380M – $410M
  - ARISTADA® net sales of $315M – $345M
  - LYBALVI® net sales of $180M – $205M
- *Janssen royalty expectations:*
  - *Long-acting INVEGA® franchise back royalties and interest on late payments related to 2022: ~$197M*
  - *INVEGA® franchise royalties related to 2023: $265M – $280M*

[1] "Financial Expectations for Year Ending Dec. 31, 2023" and "Janssen royalty expectations", on the one hand, and "Expected net sales of proprietary products", on the other hand, were initially provided by the Company on June 6, 2023 and Feb. 16, 2023, respectively. The Company reiterates these expectations as of Oct. 25, 2023, and such expectations are effective only as of this date. The Company expressly disclaims any obligation to update or reaffirm these expectations.

‡Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation.

Alkermes | 6
© 2023 Alkermes. All rights reserved.

Q3 2023 Commercial Review

Topline Growth and Diversification Reflect Evolving Business *Inclusive of ARISTADA INITIO® **Licensed product (royalty & manufacturing revenue) R12M = Rolling Twelve Months Key Product Revenues ($M)

LYBALVI® Performance and Expectations *These expectations were initially provided by the Company on Feb. 16, 2023. The Company reiterates these expectations as of Oct. 25, 2023 and such expectations are effective only as of this date. The Company expressly disclaims any obligation to update or reaffirm these expectations. LYBALVI Quarterly Net Sales ($M) Q3’23 net sales of $50.7M reflect 8% sequential growth compared to Q2’23 Q3’23 gross-to-net deductions: ~25% Outlook: FY’23 net sales expected to range from $180M – $205M*

LYBALVI® Prescription Growth Trends Q3’23 total TRx: ~41,800 reflecting 10% sequential growth compared to Q2’23 *Source: IQVIA NPA Weekly Post-Launch TRx* (Through 10/13/23) TRx Week

ARISTADA® Performance and Expectations ARISTADA Quarterly Net Sales ($M)* Q3’23 year-over-year net sales increased 8% to $81.8M Outlook: FY’23 net sales expected to range from $315M – $345M†* *Inclusive of ARISTADA INITIO® † These expectations were initially provided by the Company on Feb. 16, 2023. The Company reiterates these expectations as of Oct. 25, 2023 and such expectations are effective only as of this date. The Company expressly disclaims any obligation to update or reaffirm these expectations.

VIVITROL® Performance and Expectations *These expectations were initially provided by the Company on Feb. 16, 2023. The Company reiterates these expectations as of Oct. 25, 2023 and such expectations are effective only as of this date. The Company expressly disclaims any obligation to update or reaffirm these expectations. VIVITROL Quarterly Net Sales ($M) Q3’23 year-over-year net sales increased 3% to $99.3M Outlook: FY’23 net sales expected to range from $380M – $410M*

Preliminary Results from a Phase 1 Study of ALKS 2680,  an Orexin 2 Receptor Agonist, in Healthy Participants and Patients with Narcolepsy or Idiopathic Hypersomnia

ALKS 2680 Is an Investigational Oral Orexin 2 Receptor Agonist for the Treatment of Narcolepsy ALKS 2680 is a highly potent, orally bioavailable, selective OX2R agonist  ≥10 fold more potent than orexin Aa >5,000-fold selectivity relative to OX1Ra Designed to address underlying pathology of narcolepsy and achieve: Improved wakefulness duration and quality, with a PK/PD profile that mirrors natural sleep/wake cycle Cataplexy control Low therapeutic dose with once-daily oral dosing Acceptable safety profile with wide therapeutic window ALKS 2680 demonstrated dose-dependent improvements in wake duration and cataplexy control in a mouse model of narcolepsyb Initial data from the ongoing Phase 1 study, which includes innovative translational approaches, has shown: ALKS 2680 is generally well tolerated Proof of concept in patients with narcolepsy type 1 aData from preclinical studies using CHO cells. bOrexin DTA mice CHO: Chinese Hamster Ovary; DTA: diphtheria toxin subunit A; OX1R: orexin receptor type 1; OX2R: orexin receptor type 2; PD: pharmacodynamic; PK: pharmacokinetic

Ongoing Randomized, Double-Blind, Placebo-Controlled First-in-Human Study of ALKS 2680: SAD and MAD Healthy Volunteers Each dose cohort in both SAD and MAD included 8 new participants 6 on ALKS 2680, 2 on placebo Objectives: Safety and tolerability Pharmacokinetics (PK) and pharmacodynamics (PD) *Denotes dynamic decision points for triggering subsequent cohorts aIn MAD, participants were dosed for 10 days once daily

ALKS 2680 Was Generally Well Tolerated in Healthy Volunteers in Both SAD and MAD Maximum tolerated dose not reached Most AEs were mild and observed at doses ≥15 mg (SAD) and ≥8 mg (MAD)  No severe AEs or serious adverse events (SAEs) were reported Most AEs were transient and resolved without intervention or treatment interruption AEs observed in >1 participant (>5%) and deemed related to study drug were: SAD: dizziness, pollakiuria, nausea, and blurred vision MAD: insomnia, dizziness, pollakiuria, and visual disturbance (described as blurred or distorted vision, increased light sensitivity) No safety signal identified in vital signs, laboratory parameters, or ECGs One participant in MAD discontinued after taking a single 25 mg dose due to transient, non-serious, non-severe AEs that resolved without treatment AE: adverse event; ECG: electrocardiogram; MAD: multiple ascending dose; SAD: single ascending dose Healthy Volunteers

ALKS 2680 Achieved Desired Pharmacokinetic Profile With Once-Daily Dosing Overall PK profile supports once-daily dosing Mimics natural sleep/wake cycle Half life = 8-10 hours Wide safety margin ~100-fold safety multiples for planned therapeutic doses relative to toxicology studiesa 2 metabolites measured Consistent with preclinical studies Neither contribute to pharmacologic activity No reactive metabolites have been identified Healthy Volunteers Systemic Exposure (AUC) 10000 1000 100 10 1 1 3 8 15 25 50 AUC ng*h/mL 100 1 1 3 8 15 25 50 Cmax ng/mL 10 Maximum Serum Concentration (Cmax) ALKS 2680, mg ALKS 2680, mg aToxicology studies in mice up to 28 days of dosing completed AUC: area under the curve; PK: pharmacokinetics Proportional increase with dose Lower-than-proportional increase with dose

Ongoing Randomized, Double-Blind, Placebo-Controlled First-in-Human Study of ALKS 2680 in Patients With NT1 NT2 and IH patient cohorts are currently being evaluated at higher doses 1:1:1:1 randomization in a 4-way cross-over design Up to 8 patients per cohort First 4 patients in the NT1 cohort completed Objectives: Safety and tolerability Sleep latency (MWT) at each cross-over NT1 Patients IH: idiopathic hypersomnia; NT1: narcolepsy type 1; NT2: narcolepsy type 2; PBO: placebo; MWT: Maintenance of Wakefulness Test n=1 n=1 n=1 n=1 N=4

Demographics and Baseline Characteristics Baseline Disease Severity Total (N=4) Narcolepsy Severity Scale, mean (SD) Severe 29-42, very severe 43-54 39.8 (3.50)  Epworth Sleepiness Scale, mean (SD) Score >10 suggests excessive daytime sleepiness 16.0 (2.83)  Weekly Cataplexy Rate, mean (SD) 9.0 (10.61)  NT1 Patients Demographic Characteristic Total (N=4) Age, years, mean (SD) 23.5 (6.40) Female, n (%) 1 (25) White Race, n (%) 4 (100) Body Mass Index, kg/m2, mean (SD) 30.5 (5.45)

Placebo ALKS 2680 Preferred Term n=4 1 mg n=4 3 mg n=4 8 mg n=4 Adverse events (AEs) reported as related to study drug, n (%) 0 0 0 4 (100) Insomnia 0 0 0 3 (75) Pollakiuria 0 0 0 2 (50) Salivary hypersecretion 0 0 0 2 (50) Blood pressure increased 0 0 0 1 (25) Bruxism  0 0 0 1 (25) Dizziness 0 0 0 1 (25) Hyperhidrosis 0 0 0 1 (25) Single Doses of ALKS 2680 Were Generally Well Tolerated NT1 Patients All AEs were mild in severity; no serious AEs or AEs leading to discontinuation were reported No treatment-emergent, clinically meaningful changes in laboratory parameters or ECGs at any dose AE: adverse event; ECG: electrocardiogram

ALKS 2680 Significantly Improved Sleep Latency With a Clear Dose Response NT1 Patients Change from Baseline in Average Sleep Latency on MWT Over 8 Hours, Least Squares Mean (95% CI), Minutes ALKS 2680 Dose P < 0.001 Average Sleep Latency on the Maintenance of Wakefulness Test (MWT) (N = 4 per dose) P < 0.01 P < 0.001

ALKS 2680 Single Dose Time Course Suggests a Therapeutic Dose Between 3 mg and 8 mg in NT1 NT1 Patients Sleep Latency Mean ± SE, Minutes Maximum test duration = 40 min Day 1 (Post-dose), Hours Maintenance of Wakefulness Test (MWT) 2 4 6 8 Day -1 (Baseline), Hours Dosing 0 NT1: narcolepsy type 1

Conclusions ALKS 2680 in Generally well tolerated up to doses of 50 mg Increased objective and subjective measures of alertness PK/PD profile supports once-daily oral dosing ALKS 2680 in Generally well tolerated at all doses tested; drug-related adverse events only observed at highest dose (8 mg) Statistically significant, clinically meaningful, and durable improvement of sleep latency Profile supportive of once-daily administration Improvement in sleep latency observed at a low therapeutic dose targeted between 3 and 8 mg in narcolepsy type 1 NT1 Patients Healthy Volunteers Initial benefit/risk profile supports continued clinical evaluation of ALKS 2680 (N = 80) (N = 4)

Appendix

Appendix: Financial Results GAAP to Non-GAAP Adjustments (In millions) Three Months Ended September 30, 2023 Net Income — GAAP $ 47.8 Adjustments: Share-based compensation expense 23.9 Depreciation expense 9.7 Amortization expense 9.0 Separation expense 9.6 Restructuring expense 5.9 Income tax effect related to reconciling items 3.5 Non-cash net interest expense 0.1 Non-GAAP Net Income $ 109.5

Appendix: 2023 Guidance GAAP to Non-GAAP Adjustments (In millions, except per share data) Year Ended December 31, 2023 Year Ending December 31, 2023 Shares+ Earnings Per Share Projected Net Income — GAAP $ 245.0 171.5 $ 1.43 Adjustments: Share-based compensation expense 97.5 Depreciation expense 42.5 Amortization expense 35.0 Separation expense 21.0 Income tax effect related to reconciling items 3.5 Non-cash net interest expense 0.5 Final award in the Janssen arbitration (2022 back royalties and interest on late payments)* (195.0) Projected Net Income — Non-GAAP $ 250.0 171.5 $ 1.46 Projected GAAP and non-GAAP measures reflect the mid-points within the Company’s financial expectations ranges. +2023 per share expectations are calculated based on a weighted average diluted share count of approximately 171.5 million shares outstanding. *Back royalties and interest on late payments related to 2022 pursuant to final award related to arbitration proceedings with Janssen.

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